EXHIBIT  99.2:  CERTIFICATION  OF  CHIEF  FINANCIAL  OFFICER
                                                                    Exhibit 99.2
                                VILLAGEWORLD.COM
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of VillageWorld.Com, (the "Small Business Issuer") on Form 10-QSB for the three-month and nine-month periods ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Celia I. Schiffner, Chief Financial Officer of VillageWorld.Com, certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 that:
     1)          The  Report  fully complies with the requirements of Section 13
(a) or 15 (d) of the Securities and Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Small Business Issuer.

/s/  Celia  I.  Schiffner

Celia  I.  Schiffner
Chief  Financial  Officer
November  18,  2002

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